SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2006


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                     1-5084           23-1145880
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    (State or Other Jurisdiction of         (Commission     (I.R.S. Employer
    Incorporation or Organization)         File Number)    Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania              19129
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

On May 11, 2006, Tasty Baking Company announced that the company will begin exploring long-term strategic manufacturing options. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in Items 7.01 and 9.01 of this Report, including Exhibit 99.1 hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any other registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.  Other Events

On May 11, 2006, Tasty Baking Company announced that the company will begin exploring long-term strategic manufacturing options. The Company will evaluate various manufacturing alternatives including upgrading the original Philadelphia bakery, enhancing use of the Oxford bakery, relocating to a new facility or a combination of these options. There can be no assurance that any change in the company's manufacturing strategy will occur as a result of this evaluation.

Item 9.01.  Financial Statements and Exhibits

(c) The following exhibit is filed herewith:

                  Exhibit 99.1              Press Release dated May 11, 2006




              "SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES
                          LITIGATION REFORM ACT OF 1995

Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied herein. There are a number of factors that may cause actual results to differ from these forward-looking statements, including without limitation, the costs to upgrade and enhance existing facilities, the costs to acquire (or lease) and fit-out a new facility and relocate thereto, the cost and availability of capital to fund improvements or new facilities, the success of marketing and sales strategies and new product development, the ability to successfully enter new markets, the price of raw materials, and general economic and business conditions. Other risks and uncertainties that may materially affect the company are provided in the company's annual reports to shareholders and the company's periodic reports filed with the Securities and Exchange Commission from time to time, including reports on Forms 10-K and 10-Q. Please refer to these documents for a more thorough description of these and other risk factors. There can be no assurance that the company will change its manufacturing strategy or, in the event of a change in its manufacturing strategy, that the new strategy will be successful. The company assumes no obligation to publicly update or revise any forward-looking statements.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TASTY BAKING COMPANY
                            (Registrant)


Date:  May 11, 2006         /S/ David S. Marberger
                            --------------------------------------------
                            David S. Marberger
                            Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit                            Description

           99.1                             Press Release dated May 11, 2006